Exhibit 10.3

SECOND AMENDMENT TO PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE PURCHASE AGREEMENT (the “Second Amendment”) is dated effective as of October 26, 2026 (the “Second Amendment Effective Date”), by and between Kairos Pharma, Ltd., a Delaware corporation (the “Company”) and Helena Global Investment Opportunities I Ltd. (the “Investor”) (individually, as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, the Company and the Investor are parties to that certain Purchase Agreement, dated as of November 12, 2024, as amended by that certain Amendment to Purchase Agreement dated effective as of February 4, 2026 (the “First Amendment”) (as further amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with its terms, the “Purchase Agreement”);

WHEREAS, the Parties desire to further amend the Purchase Agreement to shorten the Pricing Period from three (3) Trading Days to one (1) Trading Day; and

WHEREAS, in connection with the foregoing, the Parties have agreed to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Second Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Second Amendment shall have the same meaning ascribed to them in the Purchase Agreement, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Second Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Second Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Definition of Pricing Period. Article I of the Purchase Agreement is hereby amended by deleting the definition of Pricing Period therein and replacing it in its entirety with the following:

“Pricing Period” shall mean, in respect of any Advance, the one (1) Trading Day on which the Investor receives the applicable Advance Notice, provided that such Advance Notice is received by the Investor prior to 8:30 a.m. Eastern Time (or later if such condition is waived by the Investor in its sole discretion).”

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5. Amendment to Exhibit A (Advance Notice). Paragraph 6 of Exhibit A (Advance Notice) to the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“6. The Pricing Period shall be one (1) Trading Day, being the Trading Day on which the Investor receives this Advance Notice.”

6. Purchase Price. For the avoidance of doubt, the Purchase Price shall continue to be determined in accordance with the definition of Purchase Price set forth in the First Amendment, applied to the Pricing Period as amended by this Second Amendment.

7. Applicability. The amendments set forth in Sections 4 and 5 of this Second Amendment shall apply to each Advance Notice delivered on or after the Second Amendment Effective Date.

8. Not a Novation. This Second Amendment is a modification of the Purchase Agreement only and not a novation.

9. Effect on Agreement and Transaction Documents. Except as expressly amended by this Second Amendment, all of the terms and provisions of the Purchase Agreement (including the First Amendment) and the Transaction Documents shall remain and continue in full force and effect after the execution of this Second Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

10. Execution. This Second Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Second Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the day and year first above written.

COMPANY:		INVESTOR:

KAIROS PHARMA, LTD.		HELENA GLOBAL INVESTMENT OPPORTUNITIES I LTD.

By:	/s/ John S. Yu	By:	/s/ Jeremy Weech
Name:	John S. Yu, MD	Name:	Jeremy Weech
Title:	Chief Executive Officer	Title:	Managing Partner

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